                                                              Exhibit 99.B.23(q)

                                 MCMORGAN FUNDS
                                POWER OF ATTORNEY

         The undersigned officers and trustees of McMorgan Funds (the "Trust) who are required to make filings with the Securities and Exchange Commission hereby appoint Bibb L. Strench, Esq. and Jill S. Kopin (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute in their name, place and stead, and to file any of the documents relating to a Registration Statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, including any and all amendments thereto, any and all exhibits thereto, and any and all documents required to be filed with respect thereto with the U.S. Securities and Exchange Commission and any other regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


         This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

         The undersigned officers and trustees hereby execute this Power of Attorney as of this 17th day of August, 2005.

     /s/ Kenneth I. Rosenblum                                     /s/ Alan Lindquist
     ---------------------------------                            ----------------------------------
     Kenneth I. Rosenblum, Chairman of                            Alan Lindquist, Trustee
     the Board and Trustee

     /s/ Walter B. Rose                                           /s/ Robert C. Daney
     ---------------------------------                            ----------------------------------
     Walter B. Rose, Trustee                                      Robert C. Daney, Trustee

     /s/ Mark R. Taylor                                           /s/ Jeffrey J. Gaboury
     ---------------------------------                            ----------------------------------
     Mark R. Taylor,                                              Jeffrey J. Gaboury, Principal Financial Officer and Treasurer
     President, Principal Executive Officer and Trustee


     ACKNOWLEDGMENT

     State of California                    )
                                            ) ss:
     County of San Francisco                )

     The foregoing instrument was acknowledged before me this 17th day of August, 2005.


Notary Public